Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,494,471.58
Previously Paid Amount	515.78
Total Fee Amount	515.78
Total Offset Amount	0.00
Net Fee	$ 0.00